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                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: March 27, 2000



                                   AT&T CORP.

 A New York                      Commission File               I.R.S. Employer
Corporation                        No. 1-1105                   No.13-4924710



            32 Avenue of the Americas, New York, New York 10013-3412


                         Telephone Number (212) 387-5400
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Form 8-K                                                        AT&T Corp.
March 27, 2000


ITEM 5  OTHER EVENTS.

a)   Pro forma financial information

AT&T is filing pro forma financial information included in Exhibit 99 as follows:

     1.  Unaudited pro forma condensed financial introductory paragraphs.
     2.  Unaudited pro forma condensed balance sheet at December 31, 1999.
     3. Unaudited pro forma condensed income statement for the year ended December 31, 1999.
     4.  Notes to unaudited pro forma condensed financial information.


b) In support of the pro forma financial information included in Exhibit 99, AT&T is filing the audited financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 of MediaOne Group, Inc., including the report of independent accountants. Filed as Exhibit 99.1 to this 8-K is the following information:

     1.  Report of Independent Accountants.
     2. Consolidated Statements of Operations for the years ended December 31, 1999, 1998 and 1997.
     3.  Consolidated Balance Sheets at December 31, 1999 and 1998.
     4. Consolidated Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997.
     5. Consolidated Statement of Shareowners' Equity for the years ended December 31, 1999, 1998 and 1997.
     6.  Notes to consolidated financial statements.

ITEM 7 Financial Statements and Exhibits.

c)   Exhibits

     Exhibit 23     Consent of Arthur Andersen LLP.

     Exhibit 99 AT&T unaudited pro forma condensed financial results at and for the year ended December 31, 1999.

     Exhibit 99.1 MediaOne Group, Inc. financial results and other information for the year ended December 31, 1999.
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Form 8-K                                                        AT&T Corp.
March 27, 2000



                               SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               AT&T CORP.




                             /s/  N. S. Cyprus
                             ----------------------------------
                             By:  N. S. Cyprus
                                  Vice President and Controller

March 27, 2000